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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): May 31, 2001



                               KANAKARIS WIRELESS
             (Exact name of registrant as specified in its charter)



           NEVADA                        0-28213                 86-0888532
(State or Other Jurisdiction of  (Commission File Number)      (IRS Employer
         Incorporation)                                      Identification No.)



                             65 ENTERPRISE, SUITE 365
                              ALISO VIEJO, CA 92656
                    (Address of Principal Executive Offices)



                                 (949) 330-6590
              (Registrant's telephone number, including area code)



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Item 5.  Other Events.

         On May 15, 2001, Kanakaris Wireless executed a letter of intent to acquire the Los Angeles Film School. A copy of the press release issued by Kanakaris Wireless on May 31, 2001 concerning the proposed acquisition is filed as Exhibit 99.1 to this report and is incorporated in this report by this reference.


Item 7.  Financial Statements and Exhibits.

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits

              99.1 Press Release of Kanakaris Wireless, dated May 31, 2001, announcing the execution by Kanakaris Wireless of a letter of intent to acquire the Los Angeles Film School.



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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Kanakaris Wireless has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 31, 2001

                                                    KANAKARIS WIRELESS

                                                    By: /S/ Alex Kanakaris
                                                        -----------------------
                                                        Alex Kanakaris,
                                                        Chief Executive Officer



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                                  EXHIBIT INDEX
                                 -------------

Exhibit
Number        Description of Document
------        -----------------------

99.1 Press Release of Kanakaris Wireless, dated May 31, 2001, announcing the execution by Kanakaris Wireless of a letter of intent to acquire the Los Angeles Film School.